FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            FS VARIABLE SEPARATE ACCOUNT

                                  Supplement to the

              POLARIS RETIREMENT PROTECTOR VARIABLE ANNUITY PROSPECTUS
                               DATED NOVEMBER 7, 2011

     First SunAmerica Life Insurance Company ("First SunAmerica") is amending its group and individual variable annuity contract prospectuses for the sole purpose of providing notice of the upcoming merger of First SunAmerica with an affiliated life insurance company.

     On December 31, 2011, First SunAmerica intends to merge with The United States Life Insurance Company in the City of New York ("US Life"), subject to receipt of all required regulatory approvals, including the approvals of the Securities and Exchange Commission and certain state insurance departments.

     US Life is an affiliate of First SunAmerica and is also an indirect, wholly-owned subsidiary of American International Group, Inc. Following the merger, the variable accounts will be separate accounts of US Life, and the commitments under the contracts will be US Life's. Your rights and obligations under your contract will not change after the merger is complete.

Dated:  December 7, 2011



                   Please keep this Supplement with your Prospectus